Exhibit 10.3
FIRST AMENDMENT TO CREDIT AGREEMENT (2006)
This First Amendment to Credit Agreement (2006) (this “Amendment”) is executed as of January 18, 2006, by and among CAMDEN PROPERTY TRUST, a Texas real estate investment trust (“Borrower”), BANK OF AMERICA, N.A., a national banking association (“Administrative Agent”), as administrative agent for itself and such other entities from time to time designated as “Lenders” under the Credit Agreement (herein defined) (“Lenders”), and such LENDERS.
W I T N E S S E T H:
WHEREAS, Borrower, Administrative Agent, JPMorgan Chase Bank, N.A., as syndication agent, Wachovia Bank, N.A. and Wells Fargo Bank, as documentation agents, and certain other agents and Lenders entered into that certain Amended and Restated Credit Agreement, dated as of January 14, 2005, pursuant to which Lenders agreed to make the Credit Facility (as therein defined) available to Borrower (as heretofore or hereafter amended, the “Credit Agreement”) (each capitalized term used herein, but not otherwise defined shall have the same meaning given to it in the Credit Agreement); and
WHEREAS, Borrower has requested an amendment to certain covenants and definitions in, and other terms of, the Credit Agreement and the parties desire to evidence such amendment and changes in the Lender group.
NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Administrative Agent and Lenders, hereby covenant and agree as follows:
ARTICLE I
AMENDMENTS
Section 1.01. Amendments to Section 1.1. The following definitions are hereby amended or added as set forth below:
(a) Co-Agent. Co-Agent shall mean Bank of China, New York Branch; Comerica Bank; The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, successor by merger to UFJ Bank Limited; and The Bank of Nova Scotia; each in its capacity as co-agent for the Lenders hereunder.
(b) Documentation Agent. Documentation Agent shall mean Wachovia Bank, National Association; Wells Fargo Bank, N.A.; and SunTrust Bank; each in its capacity as a documentation agent to the Lenders hereunder, or any successor documentation agent pursuant to Section 10.12 or Section 10.13.
(c) Existing Letters of Credit. Existing Letters of Credit shall mean the letters of credit outstanding under the Credit Facility and listed on the replacement Schedule IV attached hereto.
(d) Fixed Charges. In the definition of Fixed Charges, the capital improvement reserve shall be reduced from $250 to $200.
(e) Gross Asset Value. In the definition of Gross Asset Value, the second designated clause (d) shall be corrected to be clause (e). In addition, the following sentence shall be added at the end of such definition:
FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

“In addition, and notwithstanding anything to the contrary set forth in this definition, the value of all assets acquired in any Major Portfolio Acquisition after January 1, 2005, shall be the aggregate undepreciated book value thereof, as determined in accordance with GAAP.”
(f) Gross Asset Value of Unencumbered Properties. The definition of Gross Asset Value of Unencumbered Properties shall be deleted in its entirety.
(g) Guarantor Subsidiaries. The definition of Guarantor Subsidiaries shall be amended in its entirety as follows: Guarantor Subsidiaries means Camden USA, Camden Operating L.P., Camden Realty, Inc., Camden Summit Partnership L.P. and each Consolidated Subsidiary of Borrower that becomes a Guarantor Subsidiary after the date hereof pursuant to Section 5.3 or otherwise, and their respective successors and assigns.
(h) Initial Unencumbered Properties. The definition of Initial Unencumbered Properties shall be deleted in its entirety.
(i) Major Portfolio Acquisition means the Summit Acquisition and any other Portfolio Acquisition which has a cost basis equal to $500,000,000 or greater.
(j) Managing Agent. Managing Agent shall mean AmSouth Bank; Citicorp North America, Inc.; Commerzbank AG, New York and Grand Cayman Branches; Deutsche Bank Trust Company Americas; PNC Bank, National Association; ING Real Estate Finance (USA) LLC; and U.S. Bank National Association; each in its capacity as managing agent for the Lenders hereunder.
(k) Non-Recourse Indebtedness. The definition of Non-Recourse Indebtedness shall be deleted in its entirety.
(l) Pool. The definition of Pool shall be deleted in its entirety.
(m) Pool Violation. The definition of Pool Violation shall be deleted in its entirety.
(n) Required Lenders. In the definition of Required Lenders, both references to 66 2/3% shall be amended to be 51%.
(o) Secured Recourse Debt. The definition of Secured Recourse Debt shall be deleted in its entirety.
(p) Termination Date. The definition of Termination Date shall be amended in its entirety as follows: Termination Date means January 14, 2010, as the same may be extended from time to time in accordance with this Agreement.”
(q) Unencumbered Adjusted NOI. In the definition of Unencumbered Adjusted NOI, the phrase “in the Pool” shall be deleted and the Capital Improvement reserve shall be reduced from $250 to $200.
Section 1.02. Amendments to Section 2.4.
(a) Section 2.4(e) is hereby amended to change the Letter of Credit Fee from the then LIBOR Margin to (i) the then LIBOR Margin less (ii) .10%. In addition, the reference in Section 2.4(e) to “daily average of such issued and undrawn Letters of Credit” shall be deleted in its entirety and replaced with “daily amount available to be drawn on such issued and undrawn Letters of Credit.”
(b) Section 2.4(f) is hereby amended to change clause (ii) therein from $1,500 to $1,000.
FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

Section 1.03. Amendment to Section 2.6. Section 2.6(a) is hereby amended to change clause (i) therein from Fifty Million Dollars ($50,000,000) to Sixty Million Dollars ($60,000,000).
Section 1.04. Amendment to Section 2.7. Section 2.7(a) is hereby amended to change “second” to “first” in clause (vi) thereof.
Section 1.05. Amendment to Section 3.4. Section 3.4 is hereby amended to change the date referred to therein to February 10, 2006.
Section 1.06. Amendment to Section 3.15. The opening paragraph of Section 3.15 is hereby amended to change January 14, 2008 to January 14, 2010.
Section 1.07. Amendment to Section 5.1. Section 5.1 is hereby amended in its entirety to read as follows:
Unencumbered Interest Ratio, Ground Leased Qualifying Properties and Partially-Owned Qualifying Properties. As of any date during the term of this Agreement, and until all of the Obligations have been paid in full and the Lenders have no commitment to lend hereunder, (a) the ratio of (i) Unencumbered Adjusted NOI for the immediately preceding fiscal quarter, and then annualized, to (ii) that portion of Consolidated Interest Expense attributable solely to Total Unsecured Debt for the immediately preceding calendar quarter, and then annualized, shall not at any time be less than or equal to 2.00 to 1.00, (b) the Unencumbered Adjusted NOI generated by Ground Leased Qualifying Properties shall not represent more than ten percent (10%) of the total Unencumbered Adjusted NOI, and (c) the Unencumbered Adjusted NOI generated by the Partially-Owned Qualifying Properties shall not represent more than ten percent (10%) of the total Unencumbered Adjusted NOI.
Section 1.08. Amendment to Section 5.2. Section 5.2 is hereby amended to delete clause (a) in its entirety.
Section 1.09. Amendment to Section 5.3. Section 5.3 is hereby amended to add Camden Summit Partnership, L.P. after Camden Realty, Inc in the first sentence thereof and to delete in its entirety the second sentence and to replace it with the following:
Borrower will promptly notify Administrative Agent of the formation of any material new Consolidated Subsidiary and all assets owned or to be owned by such Consolidated Subsidiary (and, in any event, will disclose with the quarterly financial information provided to Administrative Agent, all Consolidated Subsidiaries formed during the fiscal quarter then ending) and shall cause each such Consolidated Subsidiary, as soon as practically possible, to execute and deliver to Administrative Agent for the benefit of Lenders a Guaranty Agreement (substantially in the form of Exhibit F) and a Contribution Agreement in the form of Exhibit G (or supplement thereto).
Section 1.10. Amendments to Section 6.9. Section 6.9 is hereby amended to delete clause (b) in its entirety and replace it with the following: “Borrower or one of its Consolidated Subsidiaries owns full legal and equitable title, in fee simple absolute (except with respect to the Ground-Leased Qualified Properties, and to the extent defects are being contested or otherwise corrected by actions taken by Borrower in good faith), all Real Estate.”
FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

Section 1.11. Amendment to Section 6.11. Section 6.11 is hereby amended to end such section with the term “Material Adverse Effect” and to delete therefrom, “and, if related to any Unencumbered Properties, would not cause a Pool Violation.”
Section 1.12. Amendments to Section 6.12. Section 6.12 is hereby amended to delete therefrom the following phrases: (a) “and, if such violation is related to any Unencumbered Properties, would not cause a Pool Violation,” (b) “and, if such failure is related to any Unencumbered Properties, would not cause a Pool Violation,” (c) “and, if such non-compliance is related to any Unencumbered Properties, would not cause a Pool Violation,” (d) “and would not, if such non-compliance is related to any Unencumbered Property, cause a Pool Violation,” and (e) “or, if such nonconforming use is related to any Unencumbered Property, would not cause a Pool Violation.”
Section 1.13. Amendment to Section 6.13. Section 6.13 is hereby amended to delete the phrase, “and, if such failure is related to any Unencumbered Properties, would not cause a Pool Violation,” from the end thereof.
Section 1.14. Amendment to Section 6.15. Section 6.15 is hereby amended to delete therefrom the phrases: “and, if such contamination affects any Unencumbered Properties, would not cause a Pool Violation,” and “or, if related to any Unencumbered Properties, could result in a Pool Violation.”
Section 1.15. Amendment to Section 7.1(f). Section 7.1(f) is hereby amended to replace “Pool Violation” with “Material Adverse Effect.”
Section 1.16. Amendment to Section 7.5. Section 7.5 is hereby amended to replace “Pool Violation” with “Material Adverse Effect” wherever it appears therein.
Section 1.17. Amendment to Section 8.1. Section 8.1 is hereby amended to delete clause (a) in its entirety and replace it with the following “(a) $1.8 billion.”
Section 1.18. Amendment to Section 8.2. Section 8.2 is hereby amended to delete clauses (a), (c) and (d) in their entirety, and to replace clause (a) therein as follows:
(a) The ratio of (i) Total Consolidated Debt to (ii) Gross Asset Value, shall not at any time be greater than 0.60 to 1.0. Notwithstanding the foregoing, during the two consecutive quarters following the quarter in which a Major Portfolio Acquisition is consummated, the ratio of (x) Total Consolidated Debt to (y) Gross Asset Value shall not at any time be greater than .65 to 1.0, after giving effect to such Major Portfolio Acquisition; provided that the foregoing increase in the ratio shall be permitted for only two Major Portfolio Acquisitions.
Section 1.19. Deletion of Section 8.3. Section 8.3 is hereby deleted in its entirety.
Section 1.20. Amendment to Section 8.4. Section 8.4 is hereby amended to change the required ratio therein from 1.75 to 1.00 to 1.50 to 1.00.
FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

Section 1.21. Amendment of Section 8.11. Section 8.11 is hereby amended to read in its entirety as follows:
Section 8.11. Limitation on Distributions. Borrower shall not, directly or indirectly, after the occurrence and during the continuance of a Default, declare or pay any Distribution with respect to any class of stock of Borrower, unless (a) immediately after giving effect to such proposed Distribution, the aggregate of all Distributions made during any Fiscal Year would not exceed ninety-five percent (95%) of Funds from Operations for Borrower and its Consolidated Subsidiaries attributable to such period or (b) necessary (but only to the extent necessary) to comply with Section 7.2 with respect to Borrower’s qualification as a real estate investment trust, or solely as a result of a conversion of convertible debentures.
Section 1.22. Amendment to Section 8.12. Section 8.12 is hereby amended to read in its entirety as follows:
Section 8.12. Investments. Borrower shall not, and shall not permit any of its Consolidated Subsidiaries to, make any Investments, other than (a) direct Investments of Borrower and its Consolidated Subsidiaries in completed multi-family Real Estate and (b) Investments in land, Development Properties, non-multi-family holdings, stock holdings, mortgages, notes and accounts receivables, joint ventures, partnerships and unconsolidated affiliates, which Investments described in the foregoing clause (b), however, in the aggregate shall not have a value which exceeds thirty percent (30%) of Gross Asset Value at any time. The value of the Investments for the purpose of clause (b) of this section shall be the aggregate undepreciated book value thereof, as determined in accordance with GAAP (which shall be at the lower of cost or market).
Once the aggregate of all Investments by Borrower and its Consolidated Subsidiaries in joint ventures, partnerships and unconsolidated Affiliates (other than as a guarantor) exceeds the lesser of two and one-half percent (2.5%) of Gross Asset Value or One Hundred Fifty Million and No/100 Dollars ($150,000,000.00), then all such Investments shall be treated on a pro rata basis such that Borrower shall be credited with a pro rata share of income and investment and will be charged with a pro rata share of the applicable expense and liability, with respect to such Investments, as if such Investments were reflected on a consolidated basis. The pro rata treatment of such Investments shall continue only so long as the aggregate amount of such Investments is greater than the lesser of two and one-half percent (2.5%) of Gross Asset Value or One Hundred Fifty Million and No/100 Dollars ($150,000,000.00).
Section 1.23. Amendment to Section 9.1(k). Section 9.1(k) is hereby amended to change $5,000,000 as used therein to $35,000,000.
Section 1.24. Amendment to Section 9.4. Section 9.4 is hereby amended to add the parenthetical “(and each of their Affiliates)” after the word “Lender” where it first appears in clause (a) thereof, and “(and each of its Affiliates)” after the word “Lender” wherever it otherwise appears in clause (a) thereof, and after the word “Lender” when it first appears in clauses (b) and (c) thereof.
Section 1.25. Amendment to Section 9.9. The reference to Article X therein is amended to refer to Article 10.
FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

Section 1.26. Amendment to Section 11.4. Section 11.4 is hereby amended to add “employees” after the word “officers” wherever it appears therein.
Section 1.27. Revised Schedule I. To reflect the various assignments of the Commitments which are to take effect as of the date hereof, Schedule I to the Agreement is replaced in its entirety with the Schedule I attached hereto.
Section 1.28. Revised Schedule II. Schedule II to the Agreement is replaced in its entirety with the Schedule II attached hereto.
Section 1.29. Revised Schedule III. Schedule III to the Agreement is replaced in its entirety with the Schedule III attached hereto.
Section 1.30. Revised Schedule IV. Schedule IV to the Agreement is hereby amended to reflect the Existing Letters of Credit in existence on the date hereof by replacing it with the Schedule IV attached hereto.
Section 1.31. Amendment to Exhibit B. Exhibit B to the Agreement is hereby amended to change the second parenthetical therein to be “(as modified and amended from time to time, the “Credit Agreement”).”
Section 1.32. Amendment to Exhibit C. Exhibit C to the Agreement is hereby amended in its entirety and replaced with the Exhibit C attached hereto.
Section 1.33. Additions and Increases of Commitments. Borrower acknowledges and agrees that as of the date hereof, (i) the Commitment of Eurohypo AG, New York Branch, Bank of Ireland, E. Sun Commercial Bank, Ltd., Los Angeles Branch, and Mellon Bank, N.A. (the “Exiting Lenders”) are being terminated, (ii) the Commitments of SunTrust Bank, AmSouth Bank, U.S. Bank National Association, Comerica Bank and The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, successor by merger to UFJ Bank Limited (the “Increasing Lenders”) are increased to be as set forth in Schedule I attached hereto, and (iii) ING Real Estate Finance (USA) LLC and The Bank of Nova Scotia (the “New Lenders”) are being added as Lenders with the Commitments as set forth in Schedule I attached hereto. Borrower agrees to execute and deliver to each Lender (including, without limitation, the Increasing and New Lenders) at the closing of this Amendment amended and restated Notes to evidence the Commitment of each such Lender as of the date hereof. The Increasing and New Lenders shall deliver to Administrative Agent such amounts as are determined by Administrative Agent (based on their respective Commitments) to be necessary to pay in full the outstanding principal balance of the Credit Facility owed to the Exiting Lenders as of the date hereof. Borrower agrees to deliver to Administrative Agent any other amounts as determined by Administrative Agent, including, without limitation, accrued but unpaid interest, necessary to pay the Exiting Lenders in full for all amounts owed to them under the Credit Facility other than the principal amount owed to such Exiting Lenders.
Section 1.34. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that (a) except as disclosed on Schedule V attached hereto, all representations and warranties made by Borrower in the Credit Agreement as of the date thereof are true and correct as of the date hereof, as if such representations and warranties were recited herein in their entirety and (b) Borrower is not in default of any covenant or agreement contained in the Credit Agreement.
FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

ARTICLE II
MISCELLANEOUS
Section 2.01. Continuing Effect. Except as modified and amended hereby, the Credit Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.
Section 2.02. Fees; Payment of Expenses. Borrower agrees to pay to Administrative Agent (a) the reasonable attorneys’ fees and expenses of Administrative Agent’s counsel and other reasonable expenses incurred by Administrative Agent in connection with this Amendment, and (b) for the account of the applicable party, the fees set forth in various letters executed by Borrower in favor of each Lender on the date hereof.
Section 2.03. Binding Agreement. This Amendment shall be binding upon, and shall inure to the benefit of, the parties’ respective representatives, successors and assigns.
Section 2.04. Nonwaiver of Events of Default. Neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Administrative Agent or any Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Administrative Agent or any Lender of any of Borrower’s or Guarantor Subsidiaries’ obligations under the Loan Documents, or (c) a waiver by Administrative Agent or any Lender of any rights, offsets, claims, or other causes of action that any Lender may have against Borrower or any Guarantor Subsidiary.
Section 2.05. No Defenses. Borrower and each Guarantor Subsidiary, by its execution of this Amendment, hereby declares that to its knowledge, it has no set-offs, counterclaims, defenses or other causes of action against Administrative Agent or any Lender arising out of the Credit Facility, any documents mentioned herein or otherwise; and, to the extent any such known setoffs, counterclaims, defenses or other causes of action may exist, such items are hereby waived by Borrower and each Guarantor Subsidiary.
Section 2.06. Counterparts. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.
Section 2.07. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.
Section 2.08. Entire Agreement. This Amendment, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.
THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

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FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

Borrower’s Tax ID No.: 76-6088377	BORROWER:

CAMDEN PROPERTY TRUST, a Texas real estate investment trust

	By:	/s/ Dennis M. Steen Dennis M. Steen
Senior Vice President — Finance

ADMINISTRATIVE AGENT AND LENDER:

BANK OF AMERICA, N.A.

	By:	/s/ Steven P. Renwick

Steven P. Renwick
Senior Vice President

SYNDICATION AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Susan M. Tate

Susan M. Tate
Vice President

DOCUMENTATION AGENT AND LENDER:

SUNTRUST BANK

	By:	Nancy B. Richards

Nancy B. Richards
Senior Vice President

DOCUMENTATION AGENT AND LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	Cynthia A. Bean

Cynthia A. Bean
Vice President
FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

Signature Page

DOCUMENTATION AGENT AND LENDER:

WELLS FARGO BANK, N.A.

By:	Timothy P. Williamson

Timothy P. Williamson
Senior Vice President

MANAGING AGENT AND LENDER:

AMSOUTH BANK

By:	/s/ Robert Blair

Robert Blair
Vice President

MANAGING AGENT AND LENDER:

CITICORP NORTH AMERICA, INC.

By:	Jeanne M. Craig

Jeanne M. Craig
Vice President

MANAGING AGENT AND LENDER:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	Christian Betty

Christian Betty
Vice President

By:	James Brett

James Brett
Assistant Treasurer

MANAGING AGENT AND LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	Stephen P. Lapham

Stephen P. Lapham
Managing Director

By:	Brenda Casey

Brenda Casey
Vice President

MANAGING AGENT AND LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ James A. Colella

James A. Colella
Senior Vice President
FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

Signature Page

MANAGING AGENT AND LENDER: ING REAL ESTATE FINANCE (USA) LLC
By:	/s/ David M. Schwartz
David M. Schwartz
Senior Director

MANAGING AGENT AND LENDER: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Christopher Rogers
Christopher Rogers
Vice President

CO-AGENT AND LENDER: BANK OF CHINA, NEW YORK BRANCH
By:	/s/ Xiaojing Li
Xiaojing Li
First Deputy General Manager

CO-AGENT AND LENDER: COMERICA BANK
By:	/s/ Leslie A. Vogel
Leslie A. Vogel
Vice President

CO-AGENT AND LENDER: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, NEW YORK BRANCH, SUCCESSOR BY MERGER TO UFJ BANK LIMITED
By:	/s/ James A. Taylor
James A. Taylor
Vice President
FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

Signature Page

CO-AGENT AND LENDER: THE BANK OF NOVA SCOTIA
By:	/s/ Chris Osborn
Chris Osborn
Managing Director

CO-AGENT AND LENDER: CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Bill O’Daly
Bill O’Daly
Director

By:	/s/ Cassandra Droogan
Cassandra Droogan
Associate

LENDER: CHANG HWA BANK, LOS ANGELES BRANCH
By:	/s/ Wen-Che Chen
Wen-Che Chen
VP & General Manager

LENDER: FIRST COMMERCIAL BANK, LOS ANGELES BRANCH
By:	/s/ Chih-Tiao Shih
Chih-Tiao Shih
SAVP & Deputy General Manager
FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

Signature Page

CONSENT
The undersigned Guarantor Subsidiaries consent to the amendment and partial restatement of the Credit Agreement and acknowledge and agree that (a) their Guaranty shall continue to, and does, guaranty the Credit Facility, and (b) their Guaranty is in full force and effect.

CAMDEN USA, INC., a Delaware corporation
By:	/s/ Dennis M. Steen
Dennis M. Steen Sr. Vice President and Chief Financial Officer

CAMDEN OPERATING, L.P., a Delaware limited partnership

By:	CPT-GP, INC., a Delaware corporation, General Partner

	By:	/s/ Dennis M. Steen Dennis M. Steen Sr. Vice President and Chief Financial Officer

CAMDEN REALTY, INC., a Delaware corporation
By:	/s/ Dennis M. Steen
Dennis M. Steen
Sr. Vice President and Chief Financial Officer

CAMDEN SUMMIT PARTNERSHIP, L.P., a Delaware limited partnership

By:	CAMDEN SUMMIT, INC., a Delaware corporation, General Partner

	By:	/s/ Dennis M. Steen Dennis M. Steen Sr. Vice President and Chief Financial Officer

SCHEDULE I
AGENTS, LENDERS AND BORROWER
I.	AGENTS, ARRANGER AND LENDERS
A.	ADMINISTRATIVE AGENT AND LENDER
Bank of America, N.A.
901 Main Street, 66th Floor
Dallas, Texas 75202
Attention: Real Estate Loan Administration/Kathy Meyer
Tel: (214) 209-1507
Fax: (214) 209-1559
Bank of America, N.A.
901 Main Street, 66th Floor
Dallas, Texas 75202
Attention: Stephen Renwick
Tel: (214) 209-1867
Fax: (214) 209-0995
B. SOLE LEAD ARRANGER
Bank of America Securities LLC
214 North Tryon Street
Mail Code NC1-027-18-04
Charlotte, North Carolina 28255
Attn: Tommy Shealy
Tel: (704) 386-8900
Fax: (704) 386-0255
C. SYNDICATION AGENT AND LENDER
JPMorgan Chase Bank, N.A.
707 Travis Street, 6th Floor North
Houston, Texas 77002
Tel: (713) 216-1511/(713) 216-3939
Fax: (713) 216-2391/(713) 216-2291
Attn: Susan M. Tate/Kelly Schrock
D. DOCUMENTATION AGENTS AND LENDERS
Wachovia Bank, National Association
191 Peachtree Street, NE, GA-8057
Atlanta, GA 80303-1740
Tel: (404) 332-6549
Fax: (404) 332-4066
Attn: Cathy Casey
SCHEDULE I-FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

Wells Fargo Bank, N.A.
1000 Louisiana Street, 4th Floor, T 5002-042
Houston, Texas 77002
Tel: (713) 319-1423
Fax: (713) 739-1077
Attn: Greg Nelson
SunTrust Bank
8330 Boone Blvd., 8th Floor
Vienna, VA 22182
Tel: (703) 442-1557
Fax: (703) 442-1570
Attn: Nancy B. Richards
E.	MANAGING AGENTS AND LENDERS
PNC Bank, National Association
1 PNC Plaza, 249 Fifth Avenue
Mail Stop P1-POPP-19-D
Pittsburgh, PA 15222-2707
Tel: (412) 762-2260
Fax: (412) 762-6500
Attn: Jim Colella
Commerzbank AG, New York and Grand Cayman Branches
2 World Financial Center
New York, NY 10281-7761
Tel: (212) 266-7569/(212) 266-7761
Fax: (212) 266-7565
Attn: Douglas Traynor/Ralph Marra
Deutsche Bank Trust Company Americas
200 Crescent Court, Suite 550
Dallas, TX 75201
Tel: (214) 740-7905
Fax: (214) 740-7910
Attn: Ann Ramsey
Citicorp North America, Inc.
309 Greenwich Street, 1st Floor
New York, NY 07960
Tel: (212) 723-4162/(212) 723-6951
Fax: (212) 723-8380/(212) 723-1622
Attn: Frances Izzo/Niraj R. Shah
SCHEDULE I-FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

AmSouth Bank
1900 5th Avenue, BAC 15
Birmingham, Alabama 35203
Tel: (205) 326-4071
Fax: (205) 326-4075
Attn: Robert Blair
U.S. Bank National Association
Commercial Real Estate
EX-TX-DCRE
14241 Dallas Parkway, Suite 490
Dallas, TX 75254
Tel: (214) 458-4500/(214) 458-4501
Fax: (214) 386-8370/(214) 386-8370
Attn: Stewart Wilson/Susan Mogish
ING Real Estate Finance (US) LLC
230 Park Avenue, 12th Floor
New York, NY 10169
Tel: (212) 883-2745
Fax: (212) 883-2734
Attn: William Knickerbocker
F.	CO-AGENTS AND LENDERS
Bank of China, New York Branch
410 Madison Avenue
New York, NY 10017
Tel: (212) 035-3101 x229
Fax: (212) 308-4993
Attn: David Hoang
Comerica Bank
One Detroit Center
Detroit, MI 48226
Tel: (313) 222-9290
Fax: (313) 222-9295
Attn: Leslie Vogel
Credit Suisse, Cayman Islands Branch
Eleven Madison Avenue
New York, NY 10010
Tel: (212) 325-1986
Fax: (212) 538-0391
Attn: William O’Daly
SCHEDULE I-FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

The Bank of Nova Scotia
580 California Street, Suite 2100
San Francisco, CA 94104
Tel: (415) 986-1100
Fax: (415) 397-1100
Attn: Abid Gilani
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, successor by merger to UFI Bank Limited
151 Avenue of the Americas
New York, NY 10055
Tel: (212) 782-5557
Fax: (212) 782-6442
Attn: Gilda Acosta
G.	LENDERS
Chang Hwa Bank, Los Angeles Branch
333 Grand Avenue, Suite 600
Los Angeles, CA 90071
Tel: (213) 620-7200 X 230
Fax: (213) 620-7227
Attn: Jessy Liu
First Commercial Bank, Los Angeles Branch
515 South Flower Street, Suite 1050
Los Angeles, CA 90071
Tel: (213) 405-1133
Fax: (213) 362-0219
Attn: Josephine Chang
SCHEDULE I-FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

	COMMITMENT
	AMOUNTS AND
	PERCENTAGES	COMMITMENT
LENDER	COMMITMENT	PERCENTAGE
Bank of America, N.A.	$45,000,000	7.5%
JPMorgan Chase Bank, N.A.	$45,000,000	7.5%
SunTrust Bank, N.A.	$45,000,000	7.5%
Wachovia Bank, National Association	$45,000,000	7.5%
Wells Fargo Bank, N.A.	$45,000,000	7.5%
AmSouth Bank	$35,000,000	5.833334%
Citicorp North America, Inc.	$35,000,000	5.833334%
Commerzbank AG, New York and Grand Cayman Branches	$35,000,000	5.833334%
Deutsche Bank Trust Company Americas	$35,000,000	5.833334%
PNC Bank, National Association	$35,000,000	5.833334%
ING Real Estate Finance (USA) LLC	$30,000,000	5.0%
U.S. Bank National Association	$30,000,000	5.0%
Bank of China, New York Branch	$25,000,000	4.166666%
Comerica Bank	$25,000,000	4.166666%
The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, successor by merger to UFJ Bank Limited	$25,000,000	4.166666%
The Bank of Nova Scotia	$20,000,000	3.333333%
Credit Suisse, Cayman Islands Branch	$20,000,000	3.333333%
Chang Hwa Bank, Los Angeles Branch	$15,000,000	2.5%
First Commercial Bank, Los Angeles Branch	$10,000,000	1.666666%
Total	$600,000,000	100%
II.	BORROWER
Camden Property Trust
3 Greenway Plaza
Suite 1300
Houston, Texas 77046
Attn: Dennis Steen
Fax No.: (713) 354-2710
SCHEDULE I-FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

SCHEDULE II
LIBOR MARGIN; VARIABLE RATE MARGIN; FACILITY FEE PERCENTAGE

	Applicable Debt Rating[1]		Variable Rate	Facility Fee
TIERS	S&P/Moody’s	LIBOR Margin	Margin	Percentage
I	A-/A3 or higher	37.5 bps	0 bps	12.5 bps
II	BBB+/Baa1	42.5 bps	0 bps	15 bps
III	BBB/Baa2[2]	60 bps	0 bps	15 bps
IV	BBB-/Baa3	80 bps	0 bps	20 bps
V	Less than BBB-/Baa3	100 bps	25 bps	25 bps

[1]	As defined in Section 1.1, the Applicable Debt Rating is the higher of the Moody’s Rating or the S&P Rating at the time in question.

[2]	Current Applicable Debt Rating on the Closing Date.
SCHEDULE II-FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

SCHEDULE III
SCHEDULE III-FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

EXPERIENCE INNOVATION EXECUTION

Slide #1

Camden Summit, Inc. (DE Corp.) (Summit Properties Inc. merged into CSI)
100%
Summit Financing, Inc. (NC Corp.)
1%
Portofino Place, Ltd. (Florida LP)
100%
1. Summit Southwest I, Inc. (Maryland Corp.)
2. Nagrom Enterprises, Inc. (Pennsylvania Corp.)
100%
Summit Southwest GP, Inc. (Maryland Corp.)
+/- 88% and GP
2.5%
99%
Camden Summit Partnership, L.P. (Delaware LP)
+/- 12%
Founding And Other Partners
100% Interest
Summit Management Company (Maryland Corp.)
100%
1. Summit Apartment Builders, Inc. (FL Corp.)
2. Home Ownership Made Easy, LLC (DE Corp.)
100%
100%
97.5%
Summit Grand Parc, LLC (Delaware LP)
25%
Banc of America Historic Ventures, LLC
0.01%
99.99%
Historic Summit Grand Parc, LLC (Delaware LLC)
99.99%
Travelers Insurance
Hollow Creek, LLC (NC LLC)
75%
Station Hill, LLC (NC LLC)
100%
75%
Alan Tate
25%
Summit Southwest I, L.P. (Delaware LP)
Foxcroft East Associates (NC GP)
100%
Summit Roosevelt, LLC (Delaware, LLC)
Historic Summit Roosevelt, LLC (Delaware, LLC)
1. Summit Shiloh, LLC (Georgia LLC)
2. Summit Valley Brook, LLC (Delaware LLC)
3. Summit Sweetwater, LLC (Georgia LLC)
4. Summit Grandview, LLC (North Carolina LLC)
5. Stony Point/Summit, LLC (North Carolina LLC)
6. McGregor/McGuire, LLC (North Carolina LLC)
7. PAPEC Silo Creek, LLC (Delaware LLC)
8. Summit/Belmont, LLC (North Carolina LLC)
9. Henderson/McGuire, LLC (North Carolina LLC)
10. Summit Russett, LLC (Delaware LLC)
11. NSHE Lansdowne, LLC (Delaware, LLC)
12. Summit Clearbook, LLC (Delaware LLC)
13. NSHE Haven, LLC (Delaware LLC)
14. NSHE Southend Square, LLC (Delaware LLC)
Summit Brickellview, LLC (Delaware, LLC)
100%
SZF, LLC (Delaware, LLC
99.993%
BAP Development Inc.
The BEC Group Services, Inc
Brickell View, L.C.
.007%
Coral Way, LLC (Delaware LLC)

Updated 03/10/05

SCHEDULE III-FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

EXPERIENCE INNOVATION EXECUTION

Slide #2

Camden Property Trust (b)
CPT Holly Springs GP, LLC (a)
CPT Holly Springs, LP (c)
CPT Sugar Grove GP, LLC (a)
CPT Sugar Grove, LP (c)
CPT Addison GP, LLC (a)
CPT Addison, LP (c)
CPT Park GP, LLC (a)
CPT Park, LP (c)
Camden USA, Inc. (b)
CPT Sierra GP, LLC (a)
CPT Sierra, LP (c)
CPT Summit GP, LLC (a)
CPT Summit, LP (c)
CPT Pines GP, LLC (a)
CPT Pines, LP (c)
CPT Tiara GP, LLC (a)
CPT Tiara, LP (c)
CPT Towne Center GP, LLC (a)
CPT Towne Center, LP (c)
CPT Parkside GP, LLC (a)
CPT Parkside, LP (c)
CPT Pecos Ranch GP, LLC (a)
CPT Pecos Ranch, LP (c)
CPT-GP, Inc. (a)
CPT-LP, Inc. (b)
OP Unit Holders
Camden Operating L.P. (b)
CPT Fountain Palms GP, LLC (a)
CPT Fountains Palms, LP (c)
100%
19%
1%
82.4%
16.6%

(a) General Partner
(b) Limited Partner
(c) Majority Owner (80%) – Third Party

Updated 03/10/05

CAMDEN 3

SCHEDULE III-FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

CAMDEN PLAZA STRUCTURE – Slide #3

Camden Property Trust (d)(e) (TX REIT)
Camden Norfolk Plaza GP, LLP (d) (DE LLC)
Onex (d)(e)
1% GP
70%
29%
99% LP
Camden Mezz Lender GP, LLC (DE LLC)
1% GP
Camden Mezz Lender, LP (DE LP)
Camden Norfolk Plaza, LP (b) (DE LP)
99% LP
Camden Plaza Development GP, LLC (DE LLC)
1% GP
Camden Plaza Development, LP (a) (DE LP)

(a) Property owner and senior borrower

(b) Mezz borrower

(c) Mezz lender

(d) Mezz pledgor

(e) Mezz guarantor

SCHEDULE III-FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)

SCHEDULE IV
EXISTING LETTERS OF CREDIT

LC No.	Beneficiary	Amount	Issue Date
T00000003065551	DAVIS PENN MORTGAGE	1,095,922.42	1/14/05
T00000003071917	FAIRFAX COUNTY DEPARTMENT PUBLIC WORKS
	ENVIRONMENTAL SERVICES	65,400.00	4/18/05
T00000003074614	U.S. DEPARTMENT OF HOUSING & DEVELOPMENT	1,062,045.00	1/14/05
T00000000940696	FANNIE MAE MULTIFAMILY	468,785.00	1/14/05
T00000003025800	ZURICH INSURANCE COMPANY	550,000.00	1/14/05
T00000003058548	ST PAUL TRAVELERS	5,000,000.00	1/14/05
T00000003058786	DAVIS PENN MORTGAGE	235,307.00	1/14/05
T00000003058899	U.S. DEPARTMENT OF HOUSING & DEVELOPMENT	25,307.00	1/14/05
T00000003062824	ST PAUL TRAVELERS	5,000,000.00	1/14/05
T00000003064437	HARTFORD FIRE INSURANCE	785,000.00	1/14/05
T00000003073221	U.S. DEPARTMENT OF HOUSING & DEVELOPMENT	947,417.25	2/09/05
T00000003075054	U.S. DEPARTMENT OF HOUSING & DEVELOPMENT	873,674.00	5/13/05
T00000003075237	HARTFORD FIRE INSURANCE	945,000.00	5/25/05
T00000003076203	MARYLAND DEPARTMENT OF STATE HIGHWAY
	ADMINISTRATION	30,000.00	7/15/05
T00000003076515	MARYLAND-NATIONAL CAPITAL PARK &
	PLANNING COMMISSION	425,750.00	8/05/05
T00000003076516	STATE HIGHWAY ADMINISTRATION	1,555,000.00	8/05/05
T00000003076720	WASHINGTON SUBURBAN	28,250.00	8/12/05
T00000003076721	WASHINGTON SUBURBAN	28,250.00	8/12/05
T00000003077380	BOARD OF SUPERVISORS OF FAIRFAX COUNTY	154,500.00	9/21/05
T00000003077777	MARYLAND DEPARTMENT OF STATE HIGHWAY
	ADMINISTRATION	192,000.00	10/07/05
T00000003077778	CONCORD TOWNSHIP SEWER AUTHORITY	95,620.35	10/11/05
T00000003078676	WASHINGTON SUBURBAN	461,890.00	12/20/05
T00000003078677	WASHINGTON SUBURBAN	461,890.00	12/20/05
T00000003079204	BOARD OF COUNTY COMMISSIONERS OF
	FREDERICK COUNTY	69,700.40	3/15/06
T00000003079205	BOARD OF COUNTY COMMISSIONERS OF
	FREDERICK COUNTY	834,636.00	8/11/06
T00000003079206	BOARD OF COUNTY COMMISSIONERS OF
	FREDERICK COUNTY	362,635.00	9/29/06
SCHEDULE IV-FIRST AMENDMENT TO CREDIT AGREEMENT (2006) (Camden Property Trust)